UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Goldman Sachs Middle Market Lending Corp. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II

200 West Street

New York, New York 10282

September 13, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting (the “Meeting”) of Goldman Sachs Middle Market Lending Corp. II (the “Company”) to be held on Wednesday, November 9, 2022, at 10:00 a.m. (Eastern Time). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Board of Directors of the Company has implemented a virtual meeting format this year primarily to reflect our and global concerns regarding the spread of COVID-19. Stockholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

You or your proxyholder will be able to attend the Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/MMLC2022 and using a control number, which is included on the proxy card that you received. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Annual Meeting and Proxy Statement that follow.

The Meeting is being held to (i) elect six directors of the Company, who will each serve until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified, and (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

A formal Notice of Annual Meeting and Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. If you do not plan to be present at the virtual Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Company at (312) 655-4702. Your prompt response will help reduce proxy solicitation costs—which are paid by the Company and indirectly by its stockholders—and will also mean that you can avoid receiving follow-up phone calls and mailings.

Sincerely,

Alex Chi and David Miller

Co-Chief Executive Officers and Co-Presidents

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II

200 West Street

New York, New York 10282

NOTICE OF ANNUAL MEETING

To Be Held On November 9, 2022

September 13, 2022

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Goldman Sachs Middle Market Lending Corp. II (the “Company”) that:

The 2022 Annual Meeting of Stockholders (the “Meeting”) will be held virtually on Wednesday, November 9, 2022, at 10:00 a.m. (Eastern Time), by means of a live webcast, for the following purposes (the “Proposals”):

1.	to elect six directors of the Company, who will each serve until the 2023 annual meeting of the stockholders and until his or her successor is duly elected and qualified; and

2.	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. The Board of Directors of the Company, including each of the independent directors, unanimously recommends that you vote “FOR” each of the Proposals.

The meeting will be conducted as a virtual meeting via the Internet. Stockholders may attend the meeting and submit questions electronically during the meeting via live webcast by visiting the virtual meeting platform at www.virtualshareholdermeeting.com/MMLC2022. Stockholders will need the 16-digit control number included on the proxy card or in the instructions that accompanied the proxy materials to enter the Annual Meeting. Stockholders may log into the virtual meeting platform beginning at Wednesday, November 9, 2022, at 9:45 a.m. (Eastern Time). The meeting will begin promptly at Wednesday, November 9, 2022, at 10:00 a.m. (Eastern Time). If we determine to make any change to the date, time or procedures of our Annual Meeting, we will announce such changes in advance on our website www.virtualshareholdermeeting.com/MMLC2022 and file with the Securities and Exchange Commission as additional proxy materials.

For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on page 1 of the Proxy Statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for Stockholders to attend.

Stockholders of record at the close of business on September 12, 2022 are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Your vote is extremely important to us. If you will not attend the virtual Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Meeting, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Board of Directors of the Company.

By Order of the Board of Directors

of Goldman Sachs Middle Market Lending Corp. II

Caroline L. Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card, sign it, date it, and return it in the postage-paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date, and return a proxy card but give no voting instructions, your shares will be voted “FOR” all of the proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card and follow the on-screen instructions on the website.

To vote by telephone, Stockholders within the United States should call the toll-free number found on the proxy card and follow the recorded instructions. Stockholders outside the United States should vote via the Internet or by submitting a proxy card instead.

You may revoke your proxy at any time at or before the Meeting (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy or (3) by attending the virtual Meeting and voting during the webcast.

ANNUAL MEETING

OF

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II

200 West Street

New York, New York 10282

PROXY STATEMENT

September 13, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Goldman Sachs Middle Market Lending Corp. II. (the “Company,” “we,” “our” and “us”) for use at the 2022 Annual Meeting of Stockholders (the “Meeting”), to be held as a virtual meeting hosted by means of a live webcast, on Wednesday, November 9, 2022, at 10:00 a.m. (Eastern time), and any postponement or adjournment thereof. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (the “SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact the Company at (312) 655-4702.

This Proxy Statement, the accompanying Notice of Annual Meeting and proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are being mailed to the Company’s stockholders (the “Stockholders”) of record as of September 12, 2022 (the “Record Date”) on or about September 16, 2022.

PURPOSE OF THE MEETING

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect six directors of the Company who will each serve until the 2023 annual meeting of the stockholders and until his or her successor is duly elected and qualified (“Proposal 1”); and

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”).

INFORMATION REGARDING ATTENDING THE MEETING

The Annual Meeting will be held at Wednesday, November 9, 2022, at 10:00 a.m. (Eastern Time). The meeting will be conducted as a virtual meeting via the Internet. Stockholders may attend the meeting and submit questions electronically during the meeting via live webcast by visiting the virtual meeting platform at www.virtualshareholdermeeting.com/MMLC2022. Stockholders will need the 16-digit control number included on the proxy card or in the instructions that accompanied the proxy materials to enter the Annual Meeting. Stockholders may log into the virtual meeting platform beginning at Wednesday, November 9, 2022, at 9:45 a.m. (Eastern Time). The meeting will begin promptly at Wednesday, November 9, 2022, at 10:00 a.m. (Eastern Time). Because the Meeting is completely virtual and being conducted via live webcast, Stockholders will not be able to attend the Meeting in person. If we determine to make any change to the date, time or procedures of our Annual Meeting, we will announce such changes in advance on our website www.virtualshareholdermeeting.com/MMLC2022 and file with the Securities and Exchange Commission as additional proxy materials.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page.

In light of the ongoing coronavirus (COVID-19) pandemic, we are pleased to offer our Stockholders a completely virtual Meeting, which provides worldwide access and communication, while protecting the health and safety of our Stockholders, directors, management and other stakeholders. We are committed to ensuring that Stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many Stockholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

INFORMATION REGARDING THIS SOLICITATION

It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, and personnel of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), the Company’s Investment Adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, email, facsimile, or Internet. If the Company records votes through the Internet or by telephone, it will use procedures designed to authenticate Stockholders’ identities to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

The Company will pay the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The Company has engaged Donnelly Financial Solutions, Inc. (“Donnelly”) to assist in the preparation and printing of this Proxy Statement. The costs of Broadridge’s and Donnelly’s services with respect to the Company are estimated to be approximately $77,000, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date, and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Company at (312) 655-4702. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” each of the Proposals described in this Proxy Statement; and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy or (3) by attending the virtual Meeting and voting during the webcast.

If (i) you are a member of a household in which multiple Stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Stockholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Company will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Company by calling (312) 655-4702 or by mail to the Company’s principal executive offices at Goldman Sachs Middle Market Lending Corp. II, 200 West Street, New York, New York 10282. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON NOVEMBER 9, 2022

This Proxy Statement is available online at http://www.proxyvote.com (please have the control number found on your proxy card ready when you visit this website).

INFORMATION REGARDING SECURITY OWNERSHIP

Control Persons and Principal Stockholders

The following table sets forth, as of the Record Date, certain ownership information with respect to shares of the Company’s common stock for each of the Company’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power over such common stock. The percentage ownership is based on 4,118,321 shares of common stock outstanding as of the Record Date.

Name and Address (1)	Number of Shares Owned (2)	Percentage
Interested Director
Katherine (“Kaysie”) Uniacke	381	*

Independent Directors
Karole Dill Barkley	2,009	*
Carlos E. Evans	1,906	*
Tracy Grooms	2,009	*
Richard A. Mark	1,906	*
Timothy J. Leach	1,906	*

Executive Officers
Alex Chi	—	—
Justin Betzen	—	—
Tucker Greene	—
David Miller	—
David Pessah	—	—
Gabriela Skirnick	—	—
Greg Watts	—	—
Jennifer Yang	—	—
All officers and directors as a group (14 persons)	10,117	*

*	Less than 1% of the total of the Company’s common stock outstanding as of the Record Date.
(1)	The address for each of the Company’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, a company’s directors and executive officers and any persons holding more than 10% of the company’s common stock are required to report their beneficial ownership and any changes therein to the SEC and the company. Specific due dates for those reports have been established, and a company is required to report in this proxy statement any failure to file such reports by those due dates. Based on our review of filings with the SEC and written representations furnished to us during 2021, the directors, executive officers and 10% beneficial owners filed all such reports within the specified time period.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors as of the Record Date. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Director
Katherine (“Kaysie”) Uniacke	$1-$10,000

Independent Directors
Karole Dill Barkley	$10,001-$50,000
Carlos E. Evans	$10,001-$50,000
Tracy Grooms	$10,001-$50,000
Timothy J. Leach	$10,001-$50,000
Richard A. Mark	$10,001-$50,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value (“NAV”) per share of the Company as of June 30, 2022, which was $18.44, times the number of Shares beneficially owned.

PROPOSAL 1

ELECTION OF DIRECTORS

Prior to the Company listing its common stock on a national securities exchange (an “Exchange Listing”), the Company’s certificate of incorporation provides that directors will each serve for a one year term. However, immediately prior to an Exchange Listing, the Company’s Board will be divided into three classes, and, at such time, each class of directors will hold office for a three-year term. Since an Exchange Listing has not occurred, at the Meeting you will be asked to elect six directors to serve until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, removal or disqualification.

Information concerning the nominees and other relevant factors is provided below. Using the enclosed proxy card or voting by the Internet or by telephone, a Stockholder may vote his or her shares “For” or “Against,” or may abstain from voting with respect to the election of any nominee. If the enclosed proxy card is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” each of the nominees.

Each of Mses. Karole Dill Barkley, Tracey Grooms, and Katherine (“Kaysie”) Uniacke, and Messrs. Carlos E. Evans, Timothy J. Leach, and Richard A. Mark has consented to his or her nomination and has agreed to continue to serve if elected. If, at the time of the Meeting, for any reason, any of Mses. Dill Barkley, Grooms, and Uniacke, or Messrs. Evans, Leach, or Mark is not available for election or is not able to serve as a director, the persons named as proxies intend to exercise their voting power in favor of such person as is nominated by the Board as a substitute.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY

RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

Information about the Director Nominees

Set forth below are the names of the nominees for director and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies which are subject to the reporting requirements of the Exchange Act or are registered as investment companies under the 1940 Act. Director nominees who (1) are not deemed to be “interested persons,” as defined in the 1940 Act, of the Company, (2) meet the definition of “independent directors” under the corporate governance standards of the New York Stock Exchange (“NYSE”) and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act are referred to as “Independent Directors.” Ms. Uniacke is deemed to be an “interested person” of the Company and is referred to as the “Interested Director.”

Each of Mses. Dill Barkley, Grooms, and Uniacke, and Messrs. Evans, Leach, and Mark has been nominated for election as a director to serve until the 2023 annual meeting of stockholders. None of the nominees are being proposed for election pursuant to any agreement or understanding between such nominee and the Company.

Director Nominees

Name and Address (1)	Term of Office	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors
Timothy J. Leach (67)	Chairman of the Board of Directors and Director since August 2020

Mr. Leach is retired. He is Chairman, Habitat for Humanity of Sonoma County (2019–Present); Director, Habitat for Humanity of Sonoma County (2017–2019); Chairman, MN8 Energy LLC. He was formerly Chief Investment Officer, US Bank Wealth Management (2008–2016) and Treasurer and Director, National Committee to Preserve Social Security & Medicare (2014–2019).

Director—the Company and GS BDC.

GS BDC; Habitat for Humanity of Sonoma County; MN8 Energy LLC

Karole Dill Barkley (61)	Director since November 2021	Ms. Dill Barkley is retired. She was previously Vice President, Wholesale Credit Risk Insurance Department of J.P. Morgan (2017–2021) and Managing Partner, Sweet Harlem Ventures (2013–2016).	None

Carlos E. Evans (71)	Director since August 2020

Mr. Evans is retired. He is Chairman, Highwoods Properties, Inc. (2018–Present); Director, Highwoods Properties, Inc. (2015–2018); Director, National Coatings and Supplies Inc. (2015–Present); Director, Warren Oil Company, LLC (2016–Present); Director, American Welding & Gas Inc. (2015–Present); and Director, Johnson Management (2015–Present). He was formerly Director, Sykes Enterprises, Inc. (2016–2022); Executive Vice President and Group Head of Wells Fargo Eastern Commercial Banking and National Head of Government and Institutional Banking (2009–2014).

Director—the Company and GS BDC

GS BDC; Highwoods Properties, Inc. (a real estate investment trust); National Coatings and Supplies Inc.; Warren Oil Company, LLC; American Welding & Gas Inc.; Johnson Management

Name and Address (1)	Term of Office	Principal Occupation(s) During Past 5 Years	Other Directorships
Tracy Grooms (63)	Director since November 2021	Ms. Grooms is retired. She was previously Chief Compliance Officer, Bank of America Consumer Group (2010–2013) and Director, Rabobank, N.A. (2018–2019).	None

Richard A. Mark (69)	Director since August 2020

Mr. Mark is retired. He is Director, Viatris Inc. (2020–Present); and Director, Home Centered Care Institute (2021–Present). He was formerly Director, Almost Home Kids (2016–2021); Director, Mylan N.V. (2019–2020); Partner, Deloitte & Touche LLP (2002–2015) and Chairman and member of the Audit Committee, Katy Industries, Inc. (2015–2016).

Director—the Company and GS BDC.

GS BDC; Viatris Inc. (a global pharmaceutical company); Home Centered Care Institute.
Interested Directors*
Katherine (“Kaysie”) P. Uniacke (61)	Director since August 2020

Ms. Uniacke is Chair of the Board—Goldman Sachs Asset Management International (2013–Present); Director—Goldman Sachs Dublin and Luxembourg family of funds (2013–Present); and Advisory Director—Goldman Sachs (2013–Present). Formerly, she was Global Chief Operating Officer—GSAM (2007–2012); Partner, Goldman Sachs (2002–2012); and Managing Director—Goldman Sachs (1997–2002).

Director—the Company; GS BDC; GS PMMC; and GS PMMC II.

Goldman Sachs Asset Management International; Goldman Sachs Dublin and Luxembourg family of funds; GS BDC; GS PMMC; GS PMMC II

*

Ms. Uniacke is considered to be an “Interested Director” because she holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. (“Group Inc.”). Ms. Uniacke holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the Investment Adviser, administrator and/or distributor.

(1)	Each nominee and director may be contacted by writing to the nominee or director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

The significance or relevance of a nominee’s or director’s particular experience, qualifications, attributes, and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes, and/or skills common to all nominees and directors include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other directors and with representatives of Goldman Sachs Asset Management, L.P. (“GSAM”) and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the Stockholders. The Board’s Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Directors. Based on each nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other directors, the Board has concluded that each nominee should continue to serve as a director. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each nominee, as well as of the continuing directors, that led the Board to conclude that such individual should serve as a director.

Director Nominees

Independent Directors:

Karole Dill Barkley. Ms. Dill Barkley was appointed as one of our directors in November 2021. Ms. Dill Barkley is retired. Prior to her retirement in March 2021, Ms. Dill Barkley served as a Vice President in the Wholesale Credit Risk Insurance Department of J.P. Morgan. Prior to joining J.P. Morgan, Ms. Dill Barkley served in executive roles at Sweet Harlem Ventures and Sweet Harlem Pop. Ms. Dill Barkley also served in a variety of senior positions in the financial services sector at Standard and Poor’s Rating Services, Bank of Bermuda (New York) Limited, Union Bank of Switzerland, and Algemene Bank Nederland N.V. She previously served on the Board of Directors for the Smithsonian Institution, Archives of American Art, the Abyssinian Fund, the Bermuda Artworks Foundation and the Harvard Club of New York City. We believe Ms. Dill Barkley’s numerous management positions and broad experiences in the financial services sector provide her with skills and valuable insight in handling complex financial transactions and issues, all of which make her well qualified to serve on our Board of Directors.

Carlos E. Evans. Mr. Evans was appointed as one of our directors in August 2020. Mr. Evans is retired. Mr. Evans is currently a member of the Board of Directors of GS BDC and is chairman of the Board of Directors of Highwoods Properties, Inc., a real estate investment trust, where he serves as chair of the Compensation/Governance Committee and as a member of the Executive Committee. Prior to his retirement in 2014, Mr. Evans worked for Wells Fargo Bank, most recently serving as executive vice president and group head of the eastern division of Wells Fargo commercial banking. From 2006 until Wachovia Corporation’s merger with Wells Fargo in 2009, Mr. Evans served as wholesale banking executive and an executive vice president for the Wachovia general banking group. Previously, he held senior management positions with First Union National Bank and with Bank of America and its predecessors, including NationsBank, North Carolina National Bank and Bankers Trust of South Carolina, which he joined in 1973. Mr. Evans is chairman emeritus of the board of the Spoleto Festival USA and was previously chairman of the board of the Medical University of South Carolina Foundation. Mr. Evans serves on the boards of four private companies, National Coatings and Supplies Inc., Warren Oil Company, LLC, American Welding & Gas Inc. and Johnson Management. He also previously served on the Board of Directors of Sykes Enterprises, Incorporated, an international provider of outsourced customer contact management services. Based on the foregoing, Mr. Evans is experienced with financial and investment matters. We believe Mr. Evans’ numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our Board of Directors.

Tracy Grooms. Ms. Grooms was appointed as one of our directors in November 2021. Ms. Grooms is retired. Prior to her retirement in 2013, Ms. Grooms worked for Bank of America, most recently serving as chief compliance officer for the Bank of America Consumer Group. Prior to serving as chief compliance officer,

Ms. Grooms held a variety of senior leadership roles during her 30-year career. From 1993 to 2000, Ms. Grooms served as divisional chief financial officer for numerous businesses and acquisitions, including the acquisition of legacy BankAmerica. From 2001 to 2004, Ms. Grooms served as chief operating officer for the Small Business division and, from 2005 to 2010 she led the Student Lending and Checking/Payments business. From 2013 to 2016, Ms. Groom served as the Undergraduate Director of the McColl School of Business where she led the formation of a banking concentration within the university’s undergraduate finance degree program. From 2018 to 2019, Ms. Grooms served on the Board of Directors Rabobank, N.A. (“Rabobank”), the U.S. national bank subsidiary of Rabobank, Netherlands and as chair of Rabobank’s compliance committee and a member of its audit committee until its sale. She currently serves as Treasurer and Board director for the Charleston Symphony and on the McColl School Board of Advisors. Ms. Grooms is a member of NACD and Women’s Corporate Directors. We believe Ms. Grooms’ numerous management positions and broad experiences in the financial services sector provide her with skills and valuable insight in handling complex financial transactions and issues, all of which make her well qualified to serve on our Board of Directors.

Timothy J. Leach. Mr. Leach was appointed as one of our directors and the Chairperson of the Board in August 2020. Mr. Leach is retired. Mr. Leach is currently a member of the Board of Directors of GS BDC. From 2008 until his retirement in July 2016, Mr. Leach served as chief investment officer of US Bank Wealth Management. Prior to joining US Bank, Mr. Leach held senior management positions with U.S. Trust Company and various investment advisers and asset managers, including Wells Fargo Private Investment Advisors, Wells Fargo Alternative Asset Management, ABN Amro Global Asset Management, ABN Amro Asset Management (USA) and Qualivest Capital Management. Mr. Leach currently serves as chairman of the board of directors of Habitat for Humanity of Sonoma County and as chairman of the board of directors for MN8 Energy LLC. Based on the foregoing, Mr. Leach is experienced with financial and investment matters. We believe Mr. Leach’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our Board of Directors.

Richard A. Mark. Mr. Mark was appointed as one of our directors in August 2020. Mr. Mark has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Mark is retired. Prior to his retirement in 2015, Mr. Mark was a partner at Deloitte & Touche LLP, most recently leading the corporate development function of the advisory business of Deloitte. Mr. Mark began his career at Arthur Andersen & Co. and held various positions with Arthur Andersen, including audit partner, before joining Deloitte in 2002. Mr. Mark is currently a member of the Board of Directors of GS BDC and serves as chair of GS BDC’s audit committee. Since November 2020, Mr. Mark has served on the Board of Directors of Viatris Inc. (“Viatris”), a global pharmaceuticals company. Prior to the closing of the transaction that combined Mylan N.V. and Pfizer Inc.’s off-patent branded and generic established medicines business which resulted in the formation of Viatris, Mr. Mark served on the Board of Directors of Mylan N.V. from June 2019 until November 2020. Mr. Mark also served from July 2015 until August 2016 as chairman of the board of directors and as a member of the audit committee of Katy Industries, Inc., a manufacturer, importer and distributor of commercial cleaning and consumer storage products. Since December 2021, Mr. Mark has served on the Board of Directors of the Home Centered Care Institute, a nonprofit organization focused on scaling home-based primary care. From May 2016 to December 2021, Mr. Mark served as a Director of Almost Home Kids, an affiliate of Lurie Children’s Hospital of Chicago, which provides care to children with complicated health needs. Mr. Mark is a certified public accountant. Based on the foregoing, Mr. Mark is experienced with accounting, financial and investment matters. We believe Mr. Mark’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our Board of Directors.

Interested Directors:

Kaysie Uniacke. Ms. Uniacke was appointed as one of our directors in August 2020. Ms. Uniacke is the chair of the board of Goldman Sachs Asset Management International, serves on the boards of the Goldman

Sachs Luxembourg and Dublin family of funds, several GSAM-managed pooled vehicles organized in the Cayman Islands, GS BDC, GS PMMC and GS PMMC II and is an advisory director to Group Inc. Previously, she was global chief operating officer of the Investment Adviser’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed the Investment Adviser’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of the Investment Adviser’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012 where she was named managing director in 1997 and partner in 2002. Based on the foregoing, we believe Ms. Uniacke’s depth of experience in financial and investment matters gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Compensation of Directors

As of December 31, 2021, each Independent Director was compensated with a unitary annual fee of $75,000, which increased to $100,000 as of July 1, 2022 and will increase to $125,000 as of January 1, 2023, for his or her services as one of our directors and as a member of the Audit Committee and Governance and Nominating Committee. The Chairperson receives an additional $25,000, effective as of January 1, 2022, for his services in such capacity. Prior to January 1, 2022, the Chairperson received an additional $5,000. The director designated as “audit committee financial expert” receives an additional $15,000, effective as of January 1, 2022, for his services in such capacity. Prior to January 1, 2022, the director designated as “audit committee financial expert” received an additional $2,500. In connection with Governance and Nominating Committee activities, a one-time Governance and Nominating Committee fee of $40,000 was paid to Timothy J. Leach, as Chairperson of the Governance and Nominating Committee, and a one-time Governance and Nominating Committee fee of $30,000 was paid to each of Carlos E. Evans and Richard A. Mark, as members of the Governance and Nominating Committee. The Independent Directors of the Board of Directors and each committee are also reimbursed for travel and other expenses incurred in connection with attending meetings. In addition, we purchase liability insurance on behalf of our directors. We may also pay the incidental costs of a director to attend training or other types of conferences relating to the BDC industry. In addition, the Company purchases directors’ and officer’s liability insurance on behalf of the directors.

It is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the directors in fulfilling their responsibilities to the Company.

The following table shows information regarding the compensation earned by the Independent Directors for the fiscal year ended December 31, 2021. No compensation is paid by the Company to any Interested Director or executive officer of the Company.

	Total Compensation From the Company for the period from October 29, 2021 (commencement of operations) to December 31, 2021 (2)	Total Compensation from the Goldman Sachs Fund Complex for the period from October 29, 2021 (commencement of operations) to December 31, 2021
Interested Director
Kaysie Uniacke (1)	—	—

Independent Directors
Karole Dill Barkley	$11,821	$11,821
Carlos E. Evans	$43,151	$70,393
Tracy Grooms	$11,821	$11,821
Timothy J. Leach	$54,027	$81,625
Richard A. Mark (3)	$43,589	$73,639

(1)	Kaysie Uniacke is an interested director and, as such, does not receive compensation from the Company or the Goldman Sachs Fund Complex for her service as director or trustee.
(2)	The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.
(3)	Includes compensation as audit committee financial expert.

The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

No compensation will be paid to directors who are “interested persons,” as that term is defined in the Investment Company Act.

Board Composition and Leadership Structure

The Company was formed on February 21, 2020 and effective November 23, 2021, converted from Goldman Sachs Middle Market Lending LLC II, a Delaware limited liability company, into Goldman Sachs Middle Market Lending Corp. II, a Delaware corporation. As a result, any references in this section to meetings of the Company’s Board prior to November 23, 2021 refer to meetings of the Company’s LLC predecessor.

The Company’s business and affairs are managed under the direction of its Board. The Board consists of six members, five of whom are Independent Directors. “Independent Directors” are directors who (1) are not deemed to be “interested persons,” of the Company (as defined in the Investment Company Act), (2) meet the definition of “independent directors” under the corporate governance standards of the NYSE and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act. The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include oversight of the quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

The Board’s role in the management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Investment Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of the Investment Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Board’s oversight function cannot, however, eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments. The Board also has primary responsibility for the valuation of the Company’s assets.

The Board has established an Audit Committee, Governance and Nominating Committee (the “Governance and Nominating Committee”), Compliance Committee (the “Compliance Committee”), and Contract Review Committee (the “Contract Review Committee”). The scope of each committee’s responsibilities is discussed in greater detail below.

Timothy J. Leach, an Independent Director, serves as Chairperson of the Board. The Board believes that it is in the best interests of the Company for Mr. Leach to lead the Board because of his familiarity with the Company’s portfolio companies, his broad corporate background and experience with financial and investment matters and his significant senior management experience, as described above. Mr. Leach generally acts as a liaison between the Company’s management, officers and attorneys between meetings of the Board and presides over all executive sessions of the Independent Directors without management. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.

The Board had five formal meetings in 2021. Each director nominee that was a member of the Board during the fiscal year ended December 31, 2021 attended 100% of the aggregate number of meetings of the Board and of the respective committees on which he or she served. To promote effectiveness of the Board, directors are strongly encouraged to attend regularly scheduled Board meetings in person.

Committees of the Board of Directors

Audit Committee

The members of the Audit Committee are Karole Dill Barkley, Carlos E. Evans, Tracey Grooms, Timothy J. Leach, and Richard A. Mark, each of whom is an Independent Director and meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act. Richard A. Mark serves as Chairperson of the Audit Committee. The Board and the Audit Committee have determined that Richard A. Mark is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Exchange Act. The Audit Committee is responsible for overseeing matters relating to the appointment and activities of the Company’s auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by the Company’s independent public accountants. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this Proxy Statement.

The Audit Committee held four formal meetings in 2021.

Governance and Nominating Committee

The Governance and Nominating Committee members are Kaysie Uniacke, Karole Dill Barkley, Carlos E. Evans, Tracy Grooms, Richard A. Mark and Timothy J. Leach. Timothy J. Leach serves as the Chairperson of the

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for identifying, researching and nominating Independent Directors for election by the Company’s stockholders, when necessary, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The Governance and Nominating Committee will consider nominees recommended by the Company’s stockholders that are properly submitted in accordance with the Company’s bylaws.

The Governance and Nominating Committee operates pursuant to a written charter, a copy of which is attached as Appendix B to this Proxy Statement.

The Governance and Nominating Committee held three formal meetings in 2021.

Compliance Committee

The Compliance Committee members are Kaysie Uniacke, Karole Dill Barkley, Carlos E. Evans, Tracey Grooms, Richard A. Mark and Timothy J. Leach. Timothy J. Leach serves as Chairperson of the Compliance Committee. The Compliance Committee is responsible for overseeing the Company’s compliance processes, and, insofar as they relate to services provided to us, the compliance processes of the Company’s Investment Adviser, principal underwriters (if any), administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes and certain related matters are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters.

The Compliance Committee held four formal meetings in 2021.

Contract Review Committee

The Contract Review Committee members are Kaysie Uniacke, Karole Dill Barkley, Carlos E. Evans, Tracey Grooms, Richard A. Mark and Timothy J. Leach. Timothy J. Leach serves as Chairperson of the Contract Review Committee. The Contract Review Committee is responsible for overseeing the processes of the Board for reviewing and monitoring performance under the Company’s investment management, placement agent (if any), underwriting (if any), transfer agent and certain other agreements with the Company’s Investment Adviser and its affiliates. The Contract Review Committee provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Company’s other service providers, including the Company’s custodian/accounting agent, sub-transfer agents, placement agent, professional (legal and accounting) firms and printing firms.

The Contract Review Committee held no formal meetings in 2021.

Information about Executive Officers who are not Directors

Set forth below is certain information about the Company’s executive officers who are not directors:

Name	Age	Position	Officer Since
Justin Betzen	42	Vice President	2022
Alex Chi	49	Chief Executive Officer and President	2022
Tucker Greene	47	Vice President	2022
David Miller	52	Chief Executive Officer and President	2022
Gabriella Skirnick	44	Chief Operating Officer	2022
Julien Yoo	51	Chief Compliance Officer	2022
David Pessah	37	Chief Financial Officer, Treasurer and Principal Accounting Officer	2022
Greg Watts	46	Vice President	2022
Jennifer Yang	38	Vice President	2022

The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualifies.

Justin Betzen. Mr. Betzen is a managing director and senior underwriter in Private Credit within Goldman Sachs Asset Management, focused on middle market lending in the Americas. He is a member of the BDC Investment Committee and the Private Credit Investment Subcommittee, which focuses on middle market lending primarily via the Goldman Sachs Balance Sheet. Justin initially joined Goldman Sachs in 2006 as an associate and rejoined the firm as a vice president in 2013. He was named managing director in 2019. Prior to rejoining the firm, Mr. Betzen worked at Newstone Capital Partners, focused on second lien, mezzanine and minority equity investing. Prior to initially joining the firm, he worked at JPMorgan Chase in the Technology Corporate Banking Group, focused on software, services and payments companies.

Alex Chi. Mr. Chi serves as the Company’s co-chief executive officer and co-president. Mr. Chi also serves as the co-chief executive officer and co-president of GS BDC, GS PMMC and GS PMMC II. Mr. Chi is co-head of Goldman Sachs Asset Management Private Credit in the Americas. Before assuming his current role, Mr. Chi spent 25 years in Goldman Sachs’s Investment Banking Division. Mr. Chi worked in the Financial and Strategic Investors Group from 2006 to 2019, managing Goldman Sachs’s relationships with private equity and related portfolio company clients. Prior to that, Mr. Chi worked in Leveraged Finance, where he spent six years structuring and executing leveraged loan and high yield debt financings for corporate and private equity clients across industries. He also spent three years in Asia focused on mergers and acquisitions and corporate finance transactions. Mr. Chi was named managing director in 2006 and partner in 2012.

Tucker Greene. Mr. Greene is a managing director in Private Credit within Goldman Sachs Asset Management. He is focused on the firm’s middle market credit investing strategies, including sourcing, structuring and managing senior credit facilities. Mr. Greene joined Goldman Sachs Asset Management in 2004 in the Specialty Lending Group and was named managing director in 2021. Prior to joining Goldman Sachs Asset Management, Mr. Greene worked at GE Capital. Previously, he was an associate in underwriting and portfolio management for two years within GE Capital’s Media and Communications Group.

David Miller. Mr. Miller serves as the Company’s co-chief executive officer and co-president. Mr. Miller also serves as the co-chief executive officer and co-president of GS BDC, GS PMMC and GS PMMC II. Mr. Miller is co-head of Goldman Sachs Asset Management Private Credit in the Americas. He has spent his nearly 30-year career as an investor in middle market companies and has originated billions of dollars in commitments across all industries to companies in various stages of the lifecycle. He co-founded in 2004 Goldman Sachs’s middle market origination effort investing primarily firm capital and has led that business since 2013. Prior to joining Goldman Sachs in 2004, Mr. Miller was senior vice president of originations for GE Capital, where he was responsible for structuring and originating loans in the media and telecommunications sectors. Previously, Mr. Miller was a director at SunTrust Bank, responsible for originating and managing a portfolio of middle market loans. Mr. Miller was named managing director in 2012 and partner in 2014.

Gabriella Skirnick. Ms. Skirnick serves as the Company’s chief operating officer. Ms. Skirnick will also serves as the chief operating officer of GS BDC, GS PMMC and GS PMMC II. Ms. Skirnick is global chief operating officer of Goldman Sachs Asset Management Private Credit. Prior to joining the Merchant Banking Division as global chief operating officer of the Private Credit investing platform in 2017, she spent six years in the Investment Banking Division in the Technology, Media and Telecom Group, where she focused on technology mergers and acquisitions, as well as in the Americas Financing Group. Ms. Skirnick joined Goldman Sachs as an analyst in the Communications, Media and Entertainment Group within the Investment Banking Division in 2000 and rejoined the firm in 2010. Before re-joining Goldman Sachs, Ms. Skirnick worked in distressed investing at Aurelius Capital Management and Perella Weinberg Partners. She was named managing director of Goldman Sachs in 2017.

David Pessah. Mr. Pessah is the chief financial officer, treasurer and principal accounting officer of the Company. Mr. Pessah is also the chief financial officer, treasurer principal accounting officer of GS BDC, GS PMMC and GS PMMC II. Mr. Pessah is a vice president in the BDC Fund Controllers team of the Investment Adviser. Mr. Pessah is responsible for fund accounting and financial reporting oversight as well as the continuous improvement of the control environment for the Company. Prior to joining Goldman Sachs, Mr. Pessah worked in the audit practice at Ernst & Young LLP.

Julien Yoo. Ms. Yoo is the chief compliance officer of the Company. Ms. Yoo is Managing Director of GSAM Compliance, Head of the U.S. Regulatory Compliance team with GSAM compliance, and Chief Compliance Officer of GS BDC, GS PMMC and GS PMMC II. Prior to joining Goldman Sachs, Ms. Yoo was a Vice President in the legal department of Morgan Stanley Investment Management. Prior to joining Morgan Stanley, she was an associate at Shearman & Sterling, LLP and at Swidler Berlin Shereff Friedman, LLP.

Greg Watts. Mr. Watts serves as head of underwriting and portfolio management for Goldman Sachs Asset Management Private Credit in the Americas. He has spent greater than 20 years as a credit investor in middle market companies and has overseen billions of dollars of investments from origination to exit as well as a significant amount of experience in workouts and restructurings. Mr. Watts is a member of the BDC Investment Committee and the Private Credit Investment Subcommittee, which focuses on middle market lending primarily via the Goldman Sachs Balance Sheet. Mr. Watts joined Goldman Sachs in 2007 and was named managing director in 2015. Prior to joining the firm, Mr. Watts spent five years with GE Capital’s Technology, Media and Telecom Finance Group as a senior vice president and risk team leader in underwriting and portfolio management. Before working at GE Capital, Mr. Watts was an associate at Investcorp International after beginning his career as an investment banking analyst in Salomon Smith Barney’s Mergers and Acquisitions Group.

Jennifer Yang. Ms. Yang is a managing director in Credit Alternatives within Goldman Sachs Asset Management, with oversight of Healthcare. She is responsible for leading and managing the healthcare investment strategy and portfolio. Ms. Yang joined Goldman Sachs in 2018 as a vice president and was named managing director in 2021. Prior to joining the firm, Jennifer was an executive director at Varagon Capital Partners, where she was responsible for structuring, executing and managing credit investments in the healthcare sector. Previously, she was a vice president at Fifth Street Asset Management, focused on healthcare deal execution.

Certain Relationships and Related Party Transactions

Investment Management Agreement

GSAM serves as our investment adviser. Our Investment Adviser has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of Group Inc., a bank holding company. GS & Co., a wholly-owned subsidiary of Group Inc., acted as our placement agent in connection with the offering of shares to U.S. persons and Goldman Sachs International, a wholly-owned subsidiary of Group Inc., acted as our placement agent in connection with the offering of shares to non-U.S. persons.

Subject to the supervision of the Board of Directors, the Investment Adviser provides day-to-day advice regarding the Company’s portfolio transactions and is responsible for the Company’s business affairs and other administrative matters.

For the three and six months ended June 30, 2022, Management Fees amounted to $0.12 million and $0.19 million, all of which was waived by GSAM. For the three and six months ended June 30, 2022, Incentive Fees based on capital gains under GAAP were $(0.04) million and $(0.03) million, which was not realized.

For the period from October 29, 2021 (commencement of operations) to December 31, 2021, Management Fees amounted to $0.01 million, all of which was waived by GSAM. For the period from October 29, 2021 (commencement of operations) to December 31, 2021, Incentive Fees based on capital gains under GAAP were $0.03 million, which was not realized.

License Agreement

The Company is party to a license agreement (the “License Agreement”) with an affiliate of Goldman Sachs pursuant to which we have been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, we shall not have a right to use the Goldman Sachs name if the Investment Adviser or another affiliate of Goldman Sachs is not our Investment Adviser or if our continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, we have no legal right to the “Goldman Sachs” name.

Co-Investment Opportunities

In certain circumstances, negotiated co-investments by the Company and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted to the Investment Adviser and the BDCs advised by the Investment Adviser exemptive relief on which we expect to rely to co-invest with other funds managed by the Investment Adviser in a manner consistent with our investment, objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors (the “Relief”). Additionally, if our Investment Adviser forms certain other accounts in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with the Relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures. On March 15, 2022, the SEC published a notice of an application that is intended to supersede the Relief and, if granted, would permit limited additional flexibility for the Company to enter into co-investment transactions with proprietary accounts of Goldman Sachs (the “Application”). As a result of the Relief and the Application, if granted, there could be significant overlap in our investment portfolio and the investment portfolios as another client account managed by our Investment Adviser (collectively with the Company, the “Accounts”).

The Goldman Sachs Asset Management Private Credit (“GSAM Private Credit”) team is comprised of investment professionals dedicated to the Company’s investment strategy and other funds that share a similar investment strategy with the Company, who are responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring the Company’s investments and monitoring and servicing the Company’s investments, together with investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. Under the terms of the Relief and Application, if granted, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the then-current investment objectives and strategies of the Company

Transfer Agent Agreement

The Company has entered into a transfer agency agreement (the “Transfer Agency Agreement”), with Goldman Sachs & Co. LLC, an affiliate of GSAM, pursuant to which Goldman Sachs & Co. LLC, serves as the Company’s transfer agent (“Transfer Agent”), registrar and disbursing agent. The Company pays the Transfer Agent fees at an annual rate of 0.15% of the average NAV of the Company at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the Company’s NAV as of such quarter-end).

For the three and six months ended June 30, 2022, the Company incurred expenses for services provided by the Transfer Agent of $0.02 million and $0.04 million.

For the period from October 29, 2021 (commencement of operations) to December 31, 2021, the Company incurred expenses for services provided by the Transfer Agent of $0.01 million.

Placement Agent Agreements

The Company has entered into an agreement with each of Goldman Sachs & Co. LLC and Goldman Sachs International (each, a “Placement Agent” and together with various sub-placement agents, the “Placement Agents”) pursuant to which the Placement Agents will assist the Company in conducting private placement offerings. The Placement Agents have entered into or will enter into sub-placement agreements (together with the agreements with Goldman Sachs & Co. LLC and Goldman Sachs International, the “Placement Agent Agreements”) with various sub-placement agents to assist in conducting the private placement offering. The Placement Agents are not expected to be compensated by the Company for their services, but may charge investors a placement fee with respect to their investment in the Company. The Placement Agents may also be compensated by the Investment Adviser, in its discretion, for certain services including promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services. These payments are made out of the Investment Adviser’s own resources and/or assets, including from the revenues or profits derived from the advisory fees the Investment Adviser receives from the Company.

Related Party Transaction Review Policy

The Audit Committee will conduct quarterly review any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of our directors and executive officers will complete a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

Proxy Voting by the Investment Adviser

Our Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including us, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by our Investment Adviser with respect to securities held by us may benefit the interests of Goldman Sachs and Accounts other than us.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting of the Board held on August 2-3, 2022, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Directors, approved, the selection of PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022. This selection is presented for ratification by the Stockholders. If the Stockholders fail to ratify the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2022, the Audit Committee and the Board will reconsider the continued retention of PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will be available to respond to appropriate questions from Stockholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Fees

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by PricewaterhouseCoopers LLP for professional services performed for the period from October 29, 2021 (commencement of operations) to December 31, 2021:

For the period from October 29, 2021 (commencement of operations) to December 31, 2021
Audit Fees	$165,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

Total Fees	$165,000

Audit Fees

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

No audit-related fees were billed by PricewaterhouseCoopers LLP for the year ended December 31, 2021.

Audit-related fees are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the year ended December 31, 2021 were $1,337,432. These amounts represent fees PricewaterhouseCoopers LLP billed to GSAM for services related to the SSAE 18 report.

Tax Fees

No fees were billed by PricewaterhouseCoopers LLP for services rendered to the Company for tax compliance, tax advice and tax planning for the year ended December 31, 2021.

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Company’s tax returns.

No tax fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the period from October 29, 2021 (commencement of operations) to December 31, 2021.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Company, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the year ended December 31, 2021.

Other than services reported under “Audit-Related Fees,” no other fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the period from October 29, 2021 (commencement of operations) to December 31, 2021.

Aggregate Non-Audit Fees

No non-audit fees were billed to the GSAM and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the period from October 29, 2021 (commencement of operations) to December 31, 2021. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.

Pre-Approval of Audit and Non-Audit Services Provided to the Company

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSAM. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Company, the Audit Committee will pre-approve those non-audit services provided to the Company’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Company) where the engagement relates directly to the operations or financial reporting of the Company.

The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee did not approve any of the audit-related, tax, or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. PricewaterhouseCoopers LLP did not provide any audit-related services, tax services or other non-audit services to GSAM or any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Company that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee considered whether the provision of non-audit services rendered to GSAM and any entity controlling, controlled by, or under common control with GSAM that provides ongoing services to the Company that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Company is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

Audit Committee Report (1)

The following is the report of the Audit Committee of Goldman Sachs Middle Market Lending Corp. II (the “Company”) with respect to the Company’s audited financial statements as of December 31, 2021 (the “Audited Financial Statements”).

The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Standard No. 1301, as modified or supplemented; and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

August 3, 2022

The Audit Committee

Richard A. Mark, Chairperson

Karole Dill Barkley

Carlos E. Evans

Tracy Grooms

Timothy J. Leach

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The management of the Company does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of Caroline Kraus and Lindsey Edwards, who are the persons named as proxies.

VOTE REQUIRED FOR THE ELECTION OF DIRECTORS AND APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, virtually or by proxy, of holders representing a majority of the votes entitled to be cast at the Meeting. Stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. There were 4,118,321 shares of the Company’s common stock outstanding on the Record Date. Each share of common stock is entitled to one vote. Cumulative voting is not permitted.

Election of Directors

The election of each nominee requires a majority of the votes cast by all Stockholders present, virtually or by proxy, at the Meeting, provided that if, as of the tenth (10th) day preceding the date the Company first mails the notice of such meeting to the Stockholders, the number of nominees for the directorships (or, if applicable, the directorships of a particular class of directors) exceeds the number of such directors to be elected, such directors shall be elected by the vote of a plurality of the votes cast. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election).

Ratification of Auditor

Approval of Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, requires a majority of the votes cast by all Stockholders present, virtually or by proxy, at the Meeting.

Broker Non-Votes

Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority with respect to a non-routine proposal. As broker non-votes are entitled to vote on Proposal 2, broker non-votes will be counted as shares present for purposes of determining whether a quorum is present.

Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of six directors. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1.

Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 2.

Abstentions

Abstentions will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against the Proposal for which the proxy card has been marked “Abstain”. Accordingly, abstentions will have no effect on either Proposal.

Adjournment

If less than a quorum is present at the Meeting or if an insufficient number of votes is present for the approval of the Proposals, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time without notice other than announcement at the Meeting.

A vote may be taken on either Proposal prior to any such adjournment if there are sufficient votes for approval of such Proposal.

COMMUNICATIONS WITH THE BOARD

All interested parties, including Stockholders, may send communications to the Board, the Independent Directors, the Chairperson or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairperson or to the individual director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available, without charge, or upon request by writing to the Company or by calling the Company at (312) 655-4702. Please direct your written request to Caroline L. Kraus, Secretary, at the Company, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

CORPORATE GOVERNANCE

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and have also approved the Investment Adviser’s code of ethics in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. A copy of our Code of Ethics is filed as an exhibit to the Company’s annual report on Form 10-K.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics which applies to, among others, our Chief Executive Officer and Chief Financial Officer. We intend to disclose any material amendment to or waivers of required provisions of the Code of Business Conduct and Ethics on a current report on Form 8-K. Our Code of Business Conduct and Ethics is filed as an exhibit to the Company’s annual report on Form 10-K.

Corporate Governance Guidelines and Director Charter

We have adopted Corporate Governance Guidelines and a Director Charter which applies to, among other things, the authority and duties of the directors, the composition of the Board and the election and role of the Chairperson of the Board.

ADDITIONAL INFORMATION

The principal address of the Company’s Investment Adviser is Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

The principal address of the Company’s administrator is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

STOCKHOLDER PROPOSALS

The Company expects that the 2023 Annual Meeting of Stockholders will be held in November 2023, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company, Caroline L. Kraus, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Notices of intention to present proposals, including nomination of a director, at the 2023 annual meeting must be received by the Company no earlier than July 12, 2023 and no later than 5:00 p.m., Eastern Time, on August 11 2023. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2023 Annual Meeting, the Company must receive the proposal no later than May 16, 2023. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders who do not expect to virtually attend the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials, please contact the Company at (312) 655-4702.

Appendix A

Goldman Sachs Middle Market Lending Corp. II

Audit Committee Charter

Organization and Purpose

The Board of Directors (the “Board”) of Goldman Sachs Middle Market Lending Corp. II1 (the “Company”), has established an Audit Committee (the “Committee”), comprised of each of the Company’s Independent Directors. Independent Directors are those Directors who meet the independence standards set forth in the Company’s Governance and Nominating Committee Charter. The Committee has been established by and among the Directors for the purpose of overseeing the accounting and financial reporting processes of the Company, the work of the Company’s independent auditors, and the work of the internal auditors relating to the Company. The Board, with the assistance of the Committee, shall determine whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined by the applicable regulations of the Securities and Exchange Commission (the “SEC”). The Committee will select one of its members to be its chair.

The Committee will set its agenda and the places and times of its meetings. The greater of one-third or two members of the Committee shall constitute a quorum. Except as otherwise required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

Statement of Policy

The Committee shall oversee the audit process and provide assistance to the Board in fulfilling its responsibilities in overseeing financial reporting. The Committee will also assist the Board with the oversight of the Company’s compliance with regulatory requirements that relate to the Company accounting and financial reporting, internal control over financial reporting and independent audits. In so doing, the Committee will endeavor to facilitate free and open means of communication among the Company’s Directors, independent registered public accounting firm (the “independent auditor”), and management. A primary objective of the Committee is to help set the “tone at the top” for quality financial reporting and a sound system of internal controls over financial reporting. The Committee will regularly report its activities, observations, and recommendations to the Board. The Committee’s activities and effectiveness will be assessed periodically and reviewed with the Board.

Summary of Responsibilities

The function of the Committee is oversight. Management of the Company (“Management”) is responsible for the preparation, presentation, and integrity of the Company’s financial statements. Management draws upon different parts of the Goldman Sachs corporate structure in fulfilling this role — the Controllers department (within the Finance Division) and the Operations Division (working in conjunction with Goldman Sachs Asset Management, L.P. (“GSAM”) Global Fund Services) are responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations. In fulfilling its role under this Audit Committee Charter (the “Charter”), Management also delegates certain functions to the Company’s accounting agents, but remains responsible for those functions. The independent

[1]	For periods before its conversion from a limited liability company to a corporation, Goldman Sachs Middle Market Lending LLC II.

auditor for the Company is responsible for planning and executing audits consistent with applicable professional standards and in accordance with the terms of the engagement letter(s). The independent auditor will report directly to the Committee. The Committee shall provide for appropriate funding for the payment of compensation to the independent auditor, any other counsel or advisors engaged by the Committee at its discretion, and the ordinary administrative expenses of the Committee as necessary or appropriate in carrying out its duties.

The Committee performs its functions under this Charter on the basis of information provided or representations made to it by the Company’s independent auditor, Management, and/or other service providers, and/or by legal counsel and/or other experts or consultants. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee (including any member designated as an ACFE) any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Board member of the Company under applicable federal and state law.

Subject to regulatory mandates, the policies and procedures of the Committee should remain flexible in order to react to changing conditions and to assist the Committee in providing assurance to the Board and shareholders that the Company’s accounting and reporting practices are in accordance with applicable requirements.

The following are the duties and responsibilities of the Committee:

Primarily Related to the Independent Auditor

1.	Evaluate and select (subject to ratification by the Board) the Company’s independent auditor.

2.	Participate in the selection process and approve the new lead audit partner(s) as a result of mandatory audit partner rotation.

3.

Be responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged (including resolution of disagreements between Management and the auditor regarding financial reporting) for the purpose of rendering or issuing an audit report or performing other audit or attest services for the Company. The independent auditor must report directly to the Committee.

4.

At least annually, obtain and review a report by the independent auditor describing the auditor’s internal quality-control procedures, as well as any material issues raised by the most recent internal quality-control review or peer review of the auditor, or by any inquiry or investigation by governmental or professional authorities, including the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, with respect to one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues.

5.

Review and approve the compensation of (a) the independent auditor employed by the Company for the purpose of rendering or issuing an audit report and any other services that they may perform and (b) any advisers employed by the Committee as described herein.

6.

Evaluate the performance of the auditor in light of the report identified in Item 3 above and its work throughout the year, as well as the auditor’s lead partner, evaluate the independence and qualifications of the auditor, including its processes to remain independent, and request an annual representation from the independent auditor regarding its independence under applicable professional and regulatory standards. As part of its evaluation of the independence of the auditor, the Committee may inquire into and consider such items as: (1) the audit and non-audit services performed by the auditor and related fees; (2) the hiring of partners or employees or former partners or employees of the auditor by the Company and its affiliates; (3) whether any non-audit services provided by the auditor to the Company’s investment adviser or any adviser affiliate that provides ongoing services to the Company are compatible with maintaining the auditor’s independence; (4) the rotation of the auditor’s partners who participate in providing auditing services to the Company; and (5) other relationships, if any, between the Company and the auditor that may bear on the independence or objectivity of the auditor.

7.

Set policies governing the hiring by entities within the Company’s Investment Company Complex[2] of any current or former employee of the Company’s independent auditor, and to assess compliance with these policies. These policies provide, among other things, that no former employee of the independent auditor who was a member of the Company’s audit engagement team may undertake any financial reporting role at the Company within one year of the date of the commencement of procedures for a review or audit.

8.

Meet with the independent auditor and financial and accounting personnel of the Company to review the scope of the proposed audits for the current year, the audit procedures to be utilized, and the key risk considerations, and at the conclusion thereof, review the results of such audit, including the independent auditor’s opinions on the Company’s financial statements and any management letters, comments, or recommendations of the independent auditor and consider Management’s response to such.

9.

Meet at least four times annually with Management and the independent auditor, or more frequently if circumstances dictate, and meet at least annually with the independent auditor (or more frequently if circumstances dictate) alone and outside the presence of Management personnel in executive session, to discuss any problems or difficulties the independent auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or access to requested information and any significant disagreements with Management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the Company’s financial statements, the effectiveness of internal controls, including internal controls over financial reporting, and the audit report(s) of the independent auditor, and Management’s response.

10.

Review and discuss with Management and the Company’s independent auditor the Company’s audited annual financial statements, including the Company’s disclosure of management’s discussion of Company performance and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company. Review and discuss with Management the Company’s unaudited quarterly financial statements, including the Company’s disclosure of management’s discussion of Company performance.

11.

Oversee the preparation of the Audit Committee report required to be included in the Company’s proxy statement for its annual meeting of shareholders (if such meeting is required by law). The report shall indicate whether the Committee has (i) reviewed and discussed the financial statements with management; (ii) discussed with the independent auditor the matters required to be discussed by the PCAOB Standard No. 16, as modified or supplemented; and (iii) received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Committee concerning independence, and has discussed with the independent auditor the auditor’s independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Company’s annual report for the last fiscal year.

[2]	“Investment company complex” includes:
•	the Company and its investment adviser or sponsor;
•

any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity: (i) is an investment adviser or sponsor; or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

•	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.

12.

Review and discuss with Management and the Company’s independent auditor any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls over financial reporting and any special audit steps adopted in light of material control deficiencies.

13.

Consider and, if appropriate, recommend to the Board the publication of the Company’s annual audited financial statements in the Company’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditor and Management.

14.	Meet (as circumstances dictate) with any certified public accountant and audit firm rendering reports to the Committee or the Board.

15.

Receive from the Company’s independent auditor timely communications discussing any matters of concern relating to the Company’s financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed under the PCAOB Standard No. 16.

16.

Review with financial and accounting personnel and the independent auditor the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be used by the Company.

17.

Review with the independent auditor, and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for the improvement of the Company’s internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

18.

Review with the independent auditor and financial and accounting personnel the risk of fraud and the adequacy of internal controls to identify any payments, transactions or procedures that might be deemed fraudulent, illegal or otherwise improper.

19.	Review with the independent auditor and financial and accounting personnel, issues arising under the valuation and compliance procedures used for the Company.

Primarily Related to Management and/or Internal Audit

20.	Review with the financial and accounting personnel the performance of the fund accounting agents in providing accounting and financial reporting services to the Company.

21.

Review and discuss with Internal Audit the internal audit function and responsibilities and any scope restrictions encountered during the execution of internal audit responsibilities, normally on at least an annual basis.

22.

Discuss with representatives of Internal Audit the scope and staffing of the internal audit plan to be performed by Internal Audit as it relates to the Company’s control environment. After the conclusion of these audits, discuss the significant results of the audits and Management’s responses thereto.

23.	Review with Management and Internal Audit, as necessary, any related party transaction or dealings with parties related to the Company.

24.	Review and discuss with Internal Audit its charter, normally on an annual basis.

25.	Review and discuss with Internal Audit the adequacy of the Company’s internal controls (including the fraud risk), at least on an annual basis.

26.	Meet with representatives of Internal Audit at least annually in executive session, or more frequently as circumstances dictate.

27.	Meet at least annually with the Company’s principal financial officer in executive session, or more frequently as circumstances dictate.

28.

Receive, in accordance with applicable regulations, communications from the Company’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information; and (b) any fraud, whether or not material, that involves Management or other employees who have a significant role in the Company’s internal control over financial reporting.

29.	Review with Management (and if necessary, the independent auditor) periodically any tax matters or developments that could affect the Company.

30.	Review Management’s periodic reports concerning any organizational or personnel changes that could affect the nature or quality of the Company’s accounting, financial reporting and internal controls.

31.	As the Committee deems appropriate, inquire into the internal control over financial reporting of the Company’s service providers.

Other

32.

Investigate any circumstance that comes to the attention of the Committee that indicates that any officer, director or Board member of the Company or its investment adviser or distributor/placement agent, or any person acting under their direction, may have violated applicable regulatory provisions prohibiting: (a) materially false or misleading statements or omissions in connection with any audit of the Company’s financial statements or the preparation of any document or report required to be filed with a regulatory body; or (b) actions to fraudulently influence, coerce, manipulate or mislead the Company’s independent auditor in connection with their opining on the Company’s financial statements.

33.

Review periodically the procedures for the receipt, retention, and treatment of complaints regarding: (a) accounting, internal controls, or auditing matters relating to the Company; (b) other legal, compliance, and ethical issues relating to the Company; and (c) instances of suspected financial statement or other fraud relating to the Company. The Committee shall review whether the procedures provide for the confidential, anonymous submission of complaints by officers and Directors of the Company, employees of The Goldman Sachs Group, Inc. and its affiliates and, as applicable, other persons covered by the procedures.

34.

Confirm that the Board is engaged in periodic discussions regarding policies with respect to risk assessment and risk management and guidelines and policies to govern the process by which the Company’s exposure to risk is assessed and managed as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

35.	Review valuation information provided by the GSAM Valuation Committee, the Company’s investment adviser and the Company’s independent valuation firms, and assess such valuation recommendations.

36.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

37.

Review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the Internal Audit function.

38.

Evaluate the performance of the Committee at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Committee with the requirements of this Charter.

39.	Review the provisions of this Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Directors.

Pre-Approval of Audit and Non-Audit Services

40.

The Committee will pre-approve, pursuant to pre-approval policies established from time to time by the Committee, all engagements of the Company’s independent auditor that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

41.

The Committee will review with the independent auditor, and financial, accounting and appropriate GSAM personnel, the controls applied by the independent auditor and Management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

42.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services rendered by the Company’s independent auditor, to a subcommittee of one or more members. Any decision of the subcommittee, including pre-approvals, shall be presented to the full Committee at its next regularly scheduled meeting. The Committee shall communicate any pre-approval made by it or a delegate to Management, who will ensure that the appropriate disclosure is made in the Company’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws.

Additional Matters

43.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the internal audit or compliance personnel of Management as the Committee deems appropriate in connection with the performance of its responsibilities.

44.

The Committee may request to meet with internal legal and compliance personnel, including the Company’s chief compliance officer. The Committee may also request to meet with entities that provide significant accounting or administrative services to the Company.

45.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

Adopted:	August 6, 2020

Revised:	February 24, 2021 March 2, 2022

Appendix B

Goldman Sachs Middle Market Lending Corp. II

Governance and Nominating Committee Charter

Organization and Purpose

The Board of Directors (the “Board”) of Goldman Sachs Middle Market Lending Corp. II (the “Company”) have established a Governance and Nominating Committee (the “Committee”), comprising all of the Company’s Directors.1 “Independent Directors” are those Directors who: (a) are independent of the management of Goldman, Sachs & Co.; (b) are not “interested persons” of the Company or any investment adviser or principal underwriter of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Company except in their capacities as members of the Board or committees thereof (Board and committee members serving the Company in additional capacities, e.g., as Chairperson of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving corporate governance and industry best practices; (2) with respect to the selection and nomination of Independent Directors, satisfying certain regulatory requirements, including those adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Company and its shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Company. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Directors will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of corporate governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Company and overseeing its management.

2.	Monitor the governance policies set forth in the Director Charter adopted by the Board, and recommend such changes to those policies as the Committee deems appropriate from time to time.

[1]

This charter shall also apply to the Governance and Nominating Committee established by the Board of Directors of Goldman Sachs Middle Market Lending LLC II prior to the conversion of the Company from a limited liability company to a corporation. During that period, references herein to “Directors” shall be read to mean the “Board of Directors” of the Goldman Sachs Middle Market Lending LLC II.

MMLCIIPROXYSTMT2022

GOLDMAN SACHS MIDDLE MARKET LENDING CORP II. 71 S WACKER DR SUITE 1200 CHICAGO, IL 60606 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 11/08/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MMLC2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 11/08/2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. To elect six directors of the Company, who will each serve until the 2023 annual meeting of the stockholders and until his or her successor is duly elected and qualified; Nominees For Against Abstain 1a. Karole Dill Barkley 1b. Carlos E. Evans 1c. Tracy Grooms 1d. Timothy J. Leach 1e. Richard A. Mark 1f. Kaysie Uniacke The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the selection of 0 0 0 39 . PricewaterhouseCoopers LLP as the Company’s 0 . independent registered public accounting firm . 0 for the fiscal year ending December 31, 2022. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com GOLDMAN SACHS MIDDLE MARKET LENDING CORP II. Annual Meeting of Stockholders November 9, 2022 10:00 AM This proxy is solicited by the Board of Directors The Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Goldman Sachs Middle Market Lending Corp II. (the “Company,” “we,” “our,” and “us”) for use at the 2022 Annual Meeting of Stockholders (the “Meeting”), to be held virtually at www.virtualshareholdermeeting.com/MMLC2022, on Wednesday, November 9, 2022, at 10:00 a.m. (Eastern time), and any postponement or adjournment thereof. Much of the information in the Proxy Statement is required under the rules of the Securities and Exchange Commission, and some of it is technical. The undersigned stockholder(s) hereby appoint(s) Caroline Kraus, Secretary of the Company, and Lindsey Edwards, Assistant Secretary of the Company, or either of them, as proxies of the undersigned, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote at the Meeting and any postponement and adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations. The proxies are also authorized, in their discretion, to vote upon such other matters as may come before the Meeting or any postponements or adjournments thereof. Continued and to be signed on reverse side